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                                                                    Exhibit 99.1

                               FOURTH AMENDMENT TO
                          CREDIT AND SECURITY AGREEMENT

      THIS FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "Fourth Amendment") is dated as of the 26th day of May, 2005 among BELDEN CDT INC. (the "Parent"), BELDEN INC., BELDEN TECHNOLOGIES, INC., BELDEN WIRE & CABLE COMPANY and BELDEN CDT NETWORKING, INC. (formerly known as Cable Design Technologies Inc.) (collectively with the Parent, the "Borrowers"), WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the "Agent"), and the Lenders party hereto (collectively, the "Required Lenders");

                              W I T N E S S E T H :

      WHEREAS, Belden Inc., Belden Technologies, Inc., Belden Communications Company, Belden Wire & Cable Company, the Agent and the Lenders executed and delivered that certain Credit and Security Agreement, dated as of October 9, 2003 (as amended by that certain First Amendment to Credit and Security Agreement dated May 10, 2004, that certain Consent Under and Second Amendment to Credit and Security Agreement dated May 26, 2004 and that certain Third Amendment to Credit and Security Agreement dated November 9, 2004, the "Credit Agreement"); and

      WHEREAS, Borrowers have requested certain amendments to provisions of the Credit Agreement, and the Agent and the Required Lenders have agreed to provide for such amendments, subject to the terms and conditions hereof;

      NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrowers, the Agent and the Required Lenders hereby covenant and agree as follows:

1. Definitions. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

2. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical sequence, and, to the extent any such defined terms were previously included in the Credit Agreement, by deleting such previous definitions:

   a. "Borrowers" means, individually and collectively, as the context requires, each of the following Persons, each of them being jointly and severally obligated as Borrowers hereunder: (a) Belden CDT Inc., Belden Inc., Belden Technologies, Inc., Belden Wire & Cable Company and Belden CDT Networking, Inc.; and (b) in the case of each Borrower, its successors and its permitted assigns.

   b. "Guarantors" means (i) the Initial Subsidiary Guarantors, (ii) CDT International Holdings Inc., Dearborn/CDT, Inc., Thermax/CDT, Inc., X-Mark/CDT Inc., Nordx/CDT Corp. and Red Hawk/CDT, Inc., and (iii) each other Domestic Subsidiary that becomes a Guarantor pursuant to SECTION 5.15.

   c. "Guaranty" means collectively (i) the Guaranty dated as of the Closing Date signed by the Initial Subsidiary Guarantors and (ii) the Guaranty dated as of the Third Amendment Date signed by CDT International Holdings Inc., Dearborn/CDT, Inc., Thermax/CDT, Inc., X-Mark/CDT Inc., Nordx/CDT Corp. and Red Hawk/CDT, Inc., in each case unconditionally and jointly and severally guaranteeing payment of the Loans, the Notes and all other Obligations of the Borrowers to the Agent and the Lenders hereunder, including without limitation all principal, interest, fees, costs, and compensation and indemnification amounts provided for hereunder.

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3. Amendment to Section 5.16 (Restricted Payments and Investments and
   Acquisitions). Subsection 5.16 of the Credit Agreement is hereby amended by amending and restating clause (ii) thereof in its entirety as follows:

         "(ii) repurchases of Capital Stock of the Parent from terminated or departing employees in an aggregate amount not exceeding $500,000 for any Fiscal Year and repurchases of Capital Stock of the Parent or Redeemable Preferred Stock in an aggregate amount not exceeding $125,000,000 during the Fiscal Year 2005;"

4. Waiver. With respect to each of Fiscal Months December 2004, January 2005, February 2005, March 2005 and April 2005, the Agent and the Required Lenders hereby (a) waive the requirement in Section 5.01(c) of the Credit Agreement that the Fiscal Month report described in such Section 5.01(c) be due within 30 days after the end of each such Fiscal Month and (b) waive the requirement in Section 5.01(d) of the Credit Agreement that the Compliance Certificate described in such Section 5.01 (d) be due within 30 days after the end of each such Fiscal Month. With respect to Fiscal Year 2004, the Agent and the Required Lenders hereby waive the requirement in Section 5.01(f) of the Credit Agreement that the projections described in such Section 5.01(f) be due at the end of such Fiscal Year. The Agent and the Required Lenders hereby waive any Default or Event of Default arising in connection with the failure to submit such reports, Compliance Certificates and projections within such time periods; provided, however, that the Borrowers agree to deliver each of such reports, Compliance Certificates and projections to each of the Lenders on or before June 15, 2005. The Agent and the Required Lenders hereby further waive any requirement of notification in the Credit Agreement (and any associated Default or Event of Default) arising from (1) the name change from "Cable Design Technologies Inc." to "Belden CDT Networking, Inc.", (2) the merger of Belden Communications Company into Belden Inc., or (3) other changes in the corporate structure prior to the date hereof (including without limitation by way of merger or name change) of Subsidiaries other than the Borrowers or the Guarantors; provided, however, that the Borrowers agree to deliver to the Agent an updated version of SCHEDULE 4.25 and
   SCHEDULE 4.26 on or before June 15, 2005.

5. Representations and Warranties. The Borrowers hereby restate and renew each and every representation and warranty heretofore made by them in Article 4 of the Credit Agreement (as amended by this Fourth Amendment), as fully as if made on the date hereof (except where reference is made to a specific date).

6. Effect of Fourth Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Credit Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers and the Guarantors, as applicable.

7. Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

8. Section References. Section titles and references used in this Fourth Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

9. No Default. To induce the Agent and the Required Lenders to enter into this Fourth Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrowers hereby acknowledge and agree that, as of the date hereof and after giving effect to this Fourth Amendment, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrowers arising out of or with respect to any of the Loans or other obligations of the Borrowers owed to the Agent or the Lenders under the Credit Agreement or the obligations of the Guarantors under the Guaranty.

10. No Novation or Mutual Departure. The Borrowers expressly acknowledge and agree that there has not been, and this Fourth Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the Credit Documents, or a mutual departure from the strict terms, provisions and conditions thereof, other than the amendments and waivers set forth hereinabove.

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11. Further Assurances. The Borrowers agree to take such further actions as the
    Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

12. Governing Law. This Fourth Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

13. Conditions Precedent. This Fourth Amendment shall become effective only upon execution and delivery by facsimile to counsel for the Agent, Tracy S. Plott, Jones Day, facsimile no. 404-581-8330, of (a) a signature page to this Fourth Amendment by the Borrowers, the Agent and the Required Lenders, and (b) a signature page of the Consent and Reaffirmation of Guarantors at the end hereof by each of the Guarantors.

[Signatures on next page.]

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      IN WITNESS WHEREOF, the Borrowers, the Agent and each of the Required
Lenders has caused this Fourth Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

BELDEN CDT INC.

By: /s/ Stephen H. Johnson
    ---------------------------------
        Title: Treasurer

BELDEN INC.

By: /s/ Stephen H. Johnson
    ---------------------------------
        Title: Treasurer

BELDEN TECHNOLOGIES, INC.

By: /s/ Stephen H. Johnson
    ---------------------------------
        Title: Treasurer

BELDEN WIRE & CABLE COMPANY

By: /s/ Stephen H. Johnson
    ---------------------------------
        Title: Treasurer

BELDEN CDT NETWORKING, INC.

By: /s/ Stephen H. Johnson
    ---------------------------------
        Title: Treasurer

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WACHOVIA BANK, NATIONAL ASSOCIATION,
as Agent and as a Lender

By:  /s/
     --------------------------------
          Title:

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U.S. BANK NATIONAL ASSOCIATION,
as Syndication Agent and as a Lender

By: /s/
    ---------------------------------
       Title:

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COMERICA BANK,
as a Lender

By: /s/
    ---------------------------------
        Title:

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THE NORTHERN TRUST COMPANY,
as a Lender

By: /s/
    ---------------------------------
        Title:

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ING BANK N.V,
as a Lender

By: _________________________________
        Title:

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FIFTH THIRD BANK, INDIANA,
as a Lender

By: /s/
    ---------------------------------
        Title:

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                     CONSENT AND REAFFIRMATION OF GUARANTORS

      Each of the undersigned (i) acknowledges receipt of the foregoing Fourth Amendment, (ii) consents to the execution and delivery of the Fourth Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under (A) the Guaranty dated as of October 9, 2003 executed by Belden Holdings, Inc. and Belden International, Inc. and (B) the Guaranty dated November 9, 2004 executed by CDT International Holdings Inc., Dearborn/CDT, Inc., Thermax/CDT, Inc., X-Mark/CDT Inc., Nordx/CDT Corp. and Red Hawk/CDT, Inc., and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Fourth Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                                               BELDEN HOLDINGS, INC.

                                               By: /s/ Stephen H. Johnson
                                                   -----------------------------
                                                   Title: Treasurer

                                               BELDEN INTERNATIONAL, INC.

                                               By: /s/ Stephen H. Johnson
                                                   -----------------------------
                                                   Title: Treasurer

                                               CDT INTERNATIONAL HOLDINGS INC.

                                               By: /s/ Stephen H. Johnson
                                                   -----------------------------
                                                   Title: Treasurer

                                               DEARBORN/CDT, INC.

                                               By: /s/ Stephen H. Johnson
                                                   -----------------------------
                                                   Title: Treasurer

                                               THERMAX/CDT, INC.

                                               By: /s/ Stephen H. Johnson
                                                   -----------------------------
                                                   Title: Treasurer

                                               X-MARK/CDT INC.

                                               By: /s/ Stephen H. Johnson
                                                   -----------------------------
                                                   Title: Treasurer

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                                               NORDX/CDT CORP.

                                               By: /s/ Stephen H. Johnson
                                                   -----------------------------
                                                   Title: Treasurer

                                               RED HAWK/CDT, INC.

                                               By: /s/ Stephen H. Johnson
                                                   -----------------------------
                                                   Title: Treasurer

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